UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	October 1, 2017

First Bancorp

(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-15572	56-1421916
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

300 SW Broad Street, Southern Pines, NC	28387
(Address of Principal Executive Offices)	(Zip Code)

(910) 246-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed in the Current Report on Form 8-K filed by First Bancorp with the Securities and Exchange Commission on October 2, 2017 (the “Initial Filing”), First Bancorp completed its previously announced merger with ASB Bancorp, Inc. (“ASBB”) on October 1, 2017, as a result of which ASBB merged with and into First Bancorp, with First Bancorp as the surviving corporation.

This Amendment No. 1 amends the Initial Filing to provide information required by Item 9.01 which was excluded from the Initial Filing in reliance on Items 9.01(a)(4) and 9.01(b)(2).

(a) Financial Statements of Businesses Acquired

The Financial Statements of ASBB required by Item 9.01(a) and the related Notes and Reports of Independent Registered Public Accounting Firm are incorporated herein by reference to ASBB’s Annual Report on Form 10-K for the year ended December 31, 2016.

(b) Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) including the unaudited pro forma condensed consolidated balance sheet as of June 30, 2017 and the unaudited pro forma condensed consolidated statements of income for the six months ended June 30, 2017 and the year ended December 31, 2016, and the related notes to the unaudited pro forma combined condensed consolidated financial information is included as Exhibit 99.1 herein.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Dixon Hughes Goodman LLP, independent registered accounting firm (with respect to ASB Bancorp, Inc.)
99.1	Unaudited pro forma condensed consolidated balance sheet as of June 30, 2017 and the unaudited pro forma condensed consolidated statements of income for the six months ended June 30, 2017 and the year ended December 31, 2016, giving effect to the merger between First Bancorp and ASB Bancorp, Inc.

Disclosures About Forward Looking Statements

This report contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, which statements are inherently subject to risks and uncertainties. Forward-looking statements are statements that include projections, predictions, expectations or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often characterized by the use of qualifying words (and their derivatives) such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” or other statements concerning opinions or judgments of First Bancorp and its management about future events. Factors that could influence the accuracy of such forward-looking statements include, but are not limited to, the financial success or changing strategies of First Bancorp’s customers, First Bancorp’s level of success in integrating acquisitions, actions of government regulators, the level of market interest rates, and general economic conditions. For additional information about the factors that could affect the matters discussed in this paragraph, see the “Risk Factors” section of First Bancorp’s most recent annual report on Form 10-K. Forward-looking statements speak only as of the date they are made, and First Bancorp undertakes no obligation to update or revise forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST BANCORP

By:	/s/ Richard H. Moore
Richard H. Moore
Chief Executive Officer

Date: December 6, 2017

3